              CIM HIGH YIELD SECURITIES -- 1997 REVIEW AND OUTLOOK

     The total return for CIM High Yield Securities (the "Fund") was 15.83% before Fund expenses and 14.50% after Fund expenses, based on net asset value (13.31% total return based on market value), for the year ended December 31, 1997. This compares very favorably with the Fund's benchmark, the Credit Suisse First Boston High Yield Index, which had a total return of 12.63% for the same period. The Fund has also performed well relative to other asset classes. For the year ended December 31, 1997, investment grade corporate securities and 10-year Treasuries returned 10.39% and 11.10%, respectively. These securities are, of course, less risky than the securities in which the Fund invests. The Fund's strong performance is generally due to the ongoing focus on cash-pay, single-B average quality, shorter duration securities in the marketplace. Past performance is not indicative of future results.

     Market conditions continue to be very favorable for leveraged credits. While the supply of new issues has grown at a very rapid pace (approximately $135 billion in 1997), it has been easily supported by strong demand from mutual funds, structured portfolio products, insurance companies, and institutional and international investors. This growth has fueled several market changes including increased financing available for new technologies and foreign issuers. In addition, the volatility in the equity and emerging markets, fueled by concerns over Asia, has accelerated investor interest in the more stable returns currently available in the U.S. high yield market. In this environment, high yield spreads to comparable Treasuries have widened to approximately 386 basis points in December 1997 from 355 basis points at the beginning of the year.

     The current macroeconomic environment of low inflation, moderate growth, favorable Treasury and equity markets, and an equilibrium of technical factors remain favorable for leveraged credits. However, given some of the recent troubling developments in several of the Asian economies, our sensitivity to these markets is heightened with regard to exports and other critical issues that may directly impact the credit quality of some U.S. companies.

     In our investment efforts for 1998, we expect to continue to focus on the more stable industry sectors and credits that tend to exhibit lower leverage and stronger debt coverages than comparably priced securities. Specifically, we intend to continue to focus on the industries that should maintain strong competitive positions or on companies within industries that maintain dominant market positions and/or strong asset values.

     The high yield market will, in our opinion, continue to outperform other fixed income classes over the long term. We believe the current environment continues to provide solid underlying support for credit fundamentals.

     We appreciate your support during 1997 and hope that we can provide you another positive year in 1998.

                                            Chancellor LGT Asset Management,
                                            Inc.
February 13, 1998

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
CORPORATE BONDS AND NOTES -- 123.0%
             TELECOMMUNICATION -- 18.8%
$  500,000   Comcast Cellular, Sr. Note, 9.500%, 05/01/07................  $    523,750
   350,000   Concentric Network Corp, 12.750%, 12/15/07***...............       359,625
   750,000   Fonorola Inc., Sr. Secured Note, 12.500%, 08/15/02..........       834,375
 1,000,000   Globalstar LP/Capital, 11.375%, 02/15/04....................     1,010,000
   325,000   Hermes Euro Railtel, 11.500%, 08/15/07***...................       360,750
   700,000   Iridium LLC Capital Corp, 11.250%, 07/15/05***..............       693,000
   750,000   Metrocall, Inc., Sr. Sub. Note, 10.375%, 10/01/07...........       765,000
   700,000   MGC Communications Inc., 13.000%, 10/01/04***...............       703,500
   500,000   Omnipoint Corporation, 11.625%, 08/15/06....................       530,000
 1,000,000   Primus Telecom Group, 11.750%, 08/01/04.....................     1,070,000
 1,000,000   Source Media, 12.000%, 11/01/04***..........................       990,000
   750,000   Star Choice Communications, 13.000%, 12/15/05***............       774,375
                                                                           ------------
                                                                              8,614,375
                                                                           ------------
             METALS AND MINERALS -- 9.4%
 1,000,000   AEI Holding Company, 10.000%, 11/15/07......................     1,027,500
 1,250,000   Acme Metals Inc., 10.875%, 12/15/07***......................     1,228,125
   750,000   Kaiser Aluminum & Chemical Corporation, Sr. Sub. Note,
               12.750%, 02/01/03.........................................       800,625
 1,250,000   Murrin Murrin Holdings, 9.375%, 08/31/07***.................     1,250,000
                                                                           ------------
                                                                              4,306,250
                                                                           ------------
             CABLE T.V. -- 9.2%
 1,000,000   Charter Communications International, Inc., Sr. Note,
               11.250%, 03/15/06.........................................     1,098,750
 1,250,000   Galaxy Telecommunication L.P., Sr. Sub. Note, 12.375%,
               10/01/05..................................................     1,378,125
 1,000,000   Intermedia Capital Partners, Sr. Note, 11.250%, 08/01/06....     1,112,500
   600,000   James Cable Partners, 10.750%, 08/15/04.....................       634,500
                                                                           ------------
                                                                              4,223,875
                                                                           ------------
             PACKAGING AND CONTAINERS -- 6.3%
   750,000   Pindo Deli, 10.750%, 10/01/07***............................       645,000
   350,000   Printpack Inc., Sr. Sub Note, 10.625%, 08/15/06.............       372,750
 1,000,000   Stone Container Corp., Sr. Sub. Note, 12.250%, 04/01/02.....     1,020,000
 1,000,000   Tjiwi Kimia Financial, 10.000%, 08/01/04***.................       830,000
                                                                           ------------
                                                                              2,867,750
                                                                           ------------
             APPAREL/TEXTILES -- 5.9%
 1,000,000   CMI Industries, Sr. Sub, Notes 9.500%, 10/01/03.............       987,500
   500,000   Pillowtex Corporation, 9.000%, 12/15/07***..................       511,875
   500,000   Polysindo International Finance, Note, 11.375%, 06/15/06....       410,000
   750,000   Tultex Corporation, Sr. Note, 10.625%, 03/15/05.............       780,000
                                                                           ------------
                                                                              2,689,375
                                                                           ------------

                       See Notes to Financial Statements.
                                        1

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             FOOD PRODUCTS -- 5.7%
$1,000,000   International Home Foods Inc., Sr. Sub. Note, 10.375%,
               11/01/06..................................................  $  1,100,000
   650,000   North Atlantic Trading, Sr. Note, 11.000%, 06/15/04***......       682,500
   750,000   Van de Kamps Inc., Sr. Sub. Note, 12.000%, 09/15/05.........       832,500
                                                                           ------------
                                                                              2,615,000
                                                                           ------------
             BROADCAST/RADIO/T.V. -- 5.4%
   375,000   Chancellor Media Corp., 8.125%, 12/15/07***.................       368,438
 1,000,000   FWT Inc., 9.875%, 11/15/07***...............................     1,027,500
 1,000,000   SFX Broadcasting, Inc., Sr. Sub. Note, 10.750%, 05/15/06....     1,097,500
                                                                           ------------
                                                                              2,493,438
                                                                           ------------
             OTHER RETAILERS -- 5.3%
   800,000   Brylane Capital Corporation, Series B, Sr. Sub. Note,
               10.000%, 09/01/03.........................................       852,000
   750,000   Central Tractor Farm & Country, Sr. Note, 10.625%,
               04/01/07..................................................       795,000
 1,000,000   Hills Stores Company, Sr. Note, 12.500%, 07/01/03...........       795,000
                                                                           ------------
                                                                              2,442,000
                                                                           ------------
             BUSINESS EQUIPMENT AND SERVICES -- 4.9%
   600,000   Loomis Fargo & Company, Sr. Sub. Note, 10.000%, 01/15/04....       604,500
 1,000,000   Unisys Corporation, Sr. Note, 12.000%, 04/15/03.............     1,132,500
   500,000   Viasystems Inc., Sr. Sub. Note, 9.750%, 06/01/07............       516,875
                                                                           ------------
                                                                              2,253,875
                                                                           ------------
             HEALTHCARE -- 4.9%
   600,000   Dade International, Inc., Sr. Sub. Note, 11.125%,
               05/01/06..................................................       669,000
   700,000   Maxxim Medical Inc., Sr. Secured Sub. Note, 10.500%,
               08/01/06..................................................       759,500
   800,000   Paragon Health Network, 9.500%, 11/01/07***.................       802,000
                                                                           ------------
                                                                              2,230,500
                                                                           ------------
             CHEMICALS AND PLASTICS -- 4.5%
 1,250,000   PCI Chemicals Canada, 9.250%, 10/15/07***...................     1,251,561
   750,000   Sterling Chemicals Inc., Sr. Sub. Note, 11.750%, 08/15/06...       804,375
                                                                           ------------
                                                                              2,055,936
                                                                           ------------
             HOTELS AND CASINOS -- 4.5%
 1,000,000   Hollywood Park Sr., Sub. Note, 9.500%, 08/01/07***..........     1,070,000
 1,000,000   Trump Atlantic City Associates, 1st Mortgage Note, 11.250%,
               05/01/06..................................................       982,500
                                                                           ------------
                                                                              2,052,500
                                                                           ------------
             HOME FURNISHINGS -- 4.4%
 1,000,000   Lifestyle Furnishings Inc., Sr. Sub. Note, 10.875%,
               08/01/06..................................................     1,115,000
   825,000   Shop Vac Corporation, Sr. Note, 10.625%, 09/01/03***........       898,219
                                                                           ------------
                                                                              2,013,219
                                                                           ------------
             BUILDING AND DEVELOPMENT -- 4.2%
   900,000   American Builders and Contractors, Sr. Sub. Note, 10.625%,
               05/15/07..................................................       937,125
   950,000   Desa International, 9.875%, 12/15/07***.....................       976,125
                                                                           ------------
                                                                              1,913,250
                                                                           ------------

                       See Notes to Financial Statements.
                                        2

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             BEVERAGE AND TOBACCO -- 3.2%
$  500,000   Colorado Prime Corporation, 12.500%, 05/01/04...............  $    550,000
   875,000   Delta Beverage Group Inc., Sr. Note, 9.750%, 12/15/03.......       925,313
                                                                           ------------
                                                                              1,475,313
                                                                           ------------
             SURFACE TRANSPORT -- 3.0%
   750,000   Ameritruck Distribution Corporation, Sr. Sub. Note, 12.250%,
               11/15/05..................................................       783,750
   600,000   Ryder TRS Inc., Sr. Sub. Note, 10.000%, 12/01/06............       603,000
                                                                           ------------
                                                                              1,386,750
                                                                           ------------
             OIL AND GAS -- 2.9%
   750,000   Costilla Energy Inc., Sr. Note, 10.250%, 10/01/06...........       781,875
   500,000   United Meridian Corporation, Sr. Sub. Note, 10.375%,
               10/15/05..................................................       545,000
                                                                           ------------
                                                                              1,326,875
                                                                           ------------
             ECOLOGICAL -- 2.4%
 1,000,000   Allied Waste North America, Sr. Sub. Note, 10.250%,
               12/01/06..................................................     1,095,000
                                                                           ------------
             LEISURE -- 2.3%
   500,000   Muzak LP Capital, Sr. Note, 10.000%, 10/01/03...............       522,500
   500,000   Riddell Sports Inc., Sr. Note, 10.500%, 07/15/07............       520,000
                                                                           ------------
                                                                              1,042,500
                                                                           ------------
             MANUFACTURING -- DIVERSIFIED -- 2.3%
 1,000,000   Interlake Corporation, Sr. Sub. Deb., 12.125%, 03/01/02.....     1,038,750
                                                                           ------------
             AUTOMOTIVE -- 2.2%
 1,000,000   Safety Components, 10.125%, 07/15/07........................     1,033,750
                                                                           ------------
             COSMETICS/TOILETRIES -- 2.1%
   850,000   Chattem Inc., Sr. Sub. Note, 12.750%, 06/15/04..............       961,563
                                                                           ------------
             FOOD/DRUG RETAILERS -- 2.0%
   750,000   Grand Union Company, Sr. Note, 12.000%, 09/01/04............       405,000
   500,000   Jitney Jungle Stores, 10.375%, 09/15/07.....................       518,750
                                                                           ------------
                                                                                923,750
                                                                           ------------
             AEROSPACE -- 1.7%
   750,000   Burke Industries Inc., 10.000%, 08/15/07***.................       780,000
                                                                           ------------
             UTILITIES -- 1.5%
   700,000   Trench Electric & Trench Inc., 10.255%, 12/15/07***.........       713,125
                                                                           ------------
             FOOD SERVICE -- 1.5%
   700,000   CFP Holdings Inc., Sr. Note, 11.625%, 01/15/04..............       691,250
                                                                           ------------
             FINANCE -- 1.4%
600,000...   Dollar Financial Group Inc., Sr. Note, 10.875%, 11/15/06....       642,750
                                                                           ------------
             TRANSPORTATION -- 1.1%
   500,000   Stena AB, 8.750%, 06/15/07..................................       507,500
                                                                           ------------
             TOTAL CORPORATE BONDS AND NOTES (Cost $54,850,276)..........    56,390,219
                                                                           ------------

                       See Notes to Financial Statements.
                                        3

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
UNITED STATES GOVERNMENT SECURITIES -- 1.3%
             UNITED STATES TREASURY BILLS:
$  295,000   5.04%++, 01/15/1998.........................................  $    294,432
   317,000   4.37%++, 01/22/1998.........................................       316,205
                                                                           ------------
             TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost $610,637)...       610,637
                                                                           ------------

  SHARES
  ------
COMMON STOCK -- 1.4%
    30,000  Dr. Pepper Bottling Holdings, Class A, (10/21/1988, cost
              $27,000)**+...............................................       630,000
     1,601  Harvest Foods Inc., (02/20/1992, cost $36)**+...............         1,601
       972  Thermadyne Holdings Corporation, New**......................        28,674
                                                                          ------------
            TOTAL COMMON STOCK
              (Cost $27,332)............................................       660,275
                                                                          ------------
WARRANTS -- 0.4% (Cost $0.00)
     1,250  Capital Gaming International Incorporated, Warrants, expire
              02/01/1999, (2/10/1994, cost $0)**+.......................             1
       500  Colorado Prime Holdings, Warrants, expire 12/31/03,
              (07/23/1997, cost $0)**+***...............................        50,000
     1,000  Globalstar Telecom, Warrants, expire 02/15/04, (02/13/1997,
              cost $0)**+...............................................       102,000
     1,000  Primus Telecom, Warrants, expire 08/01/04, (07/30/1997, cost
              $0)**+....................................................        10,000
                                                                          ------------
                                                                               162,001
                                                                          ------------

TOTAL INVESTMENTS (Cost $55,488,245*)..........................  126.1%     57,823,132
OTHER ASSETS AND LIABILITIES (NET).............................  (26.1)    (11,975,477)
                                                                 -----    ------------
NET ASSETS.....................................................  100.0%   $ 45,847,655
                                                                 =====    ============

---------------

   *  Aggregate cost for Federal income tax purposes.
  **  Non-income producing security.
 *** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of such securities at December 31, 1997 is $793,602 which represents 1.731% of total net assets.
  ++  Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.
                                        4

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
     Investments, at value (Cost $55,488,245) (Note 1)
       See accompanying statement..........................................                   $57,823,132
     Cash..................................................................                         3,067
     Interest receivable...................................................                     1,458,044
     Prepaid expenses......................................................                        13,047
                                                                                              -----------
          Total Assets.....................................................                    59,297,290
LIABILITIES:
     Notes payable (including accrued interest of $3,074) (Note 5).........    $12,503,074
     Dividends payable.....................................................        835,524
     Investment advisory fee payable (Note 2)..............................         15,199
     Accrued Trustees' fees and expenses (Note 2)..........................          6,504
     Shareholder servicing agent fees payable (Note 2).....................          4,400
     Administration fee payable (Note 2)...................................          2,736
     Custodian fees payable (Note 2).......................................          1,350
     Accrued expenses and other payables...................................         80,848
                                                                               -----------
          Total Liabilities................................................                    13,449,635
                                                                                              -----------
NET ASSETS.................................................................                   $45,847,655
                                                                                              ===========
NET ASSETS consist of:
     Accumulated net realized loss on investments sold.....................                   $(5,805,637)
     Unrealized appreciation of investments................................                     2,334,887
     Shares of beneficial interest, $0.01 per share par value,
       issued and outstanding 5,762,234....................................                        57,622
     Paid-in capital in excess of par value................................                    49,260,783
                                                                                              -----------
          Total Net Assets.................................................                   $45,847,655
                                                                                              ===========
NET ASSET VALUE PER SHARE
  ($45,847,655 / 5,762,234 shares of beneficial interest outstanding)......                         $7.96
                                                                                              ===========

                       See Notes to Financial Statements.
                                        5

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
     Interest...............................................                $5,753,861
     Dividends..............................................                    57,500
                                                                            ----------
          Total Investment Income...........................                 5,811,361
EXPENSES:
     Interest expense (Note 5)..............................    $883,977
     Investment advisory fee (Note 2).......................     221,145
     Legal and audit fees...................................      53,211
     Administration fee (Note 2)............................      40,102
     Trustees' fees and expenses (Note 2)...................      34,000
     Shareholder servicing agent fees (Note 2)..............      21,940
     Custodian fees (Note 2)................................      16,116
     Miscellaneous..........................................      80,929
                                                                --------
          Total Expenses....................................                 1,351,420
                                                                            ----------
NET INVESTMENT INCOME.......................................                 4,459,941
                                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the
      year..................................................                 1,294,580
     Net unrealized appreciation of investments during the
      year..................................................                   412,056
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............                 1,706,636
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $6,166,577
                                                                            ==========

                       See Notes to Financial Statements.
                                        6

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1997

NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest and dividends received........................    $  5,606,727
     Operating expenses paid................................        (451,649)
                                                                ------------
Net cash provided by operating activities...................                    $ 5,155,078
Cash flows from investing activities:
     Purchases of short-term securities, net................         365,916
     Purchases of long-term securities......................     (87,320,506)
     Proceeds from sales of long-term securities............      86,117,745
                                                                ------------
Net cash used in investing activities.......................                       (836,845)
                                                                                -----------
Net cash provided by operating and investing activities.....                      4,318,233
Cash flows from financing activities:
     Interest payments on notes payable.....................        (885,634)
     Cash dividends paid*...................................      (3,430,955)
                                                                ------------
Net cash used in financing activities.......................                     (4,316,589)
                                                                                -----------
Net increase in cash........................................                          1,644
Cash -- beginning of year...................................                          1,423
                                                                                -----------
Cash -- end of year.........................................                    $     3,067
                                                                                ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
  PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations........                    $ 6,166,577
     Interest expense.......................................    $    883,977
     Increase in investments................................      (2,599,727)
     Increase in interest receivable........................        (148,388)
     Decrease in prepaid expenses...........................             178
     Decrease in investment advisory fee payable............          (3,153)
     Decrease in accrued Trustees' fees and expenses........            (996)
     Decrease in shareholder servicing agent fees payable...            (434)
     Decrease in administration fee payable.................            (597)
     Decrease in custodian fees payable.....................          (1,304)
     Increase in accrued expenses and other payables........          22,100
                                                                ------------
               Total adjustments............................                     (1,848,344)
                                                                                -----------
Net cash provided by operating and investing activities.....                    $ 4,318,233
                                                                                ===========

---------------
*Non cash financing activities include reinvestments of dividends of $820,897.

                       See Notes to Financial Statements.
                                        7

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED          YEAR ENDED
                                                           DECEMBER 31, 1997   DECEMBER 31, 1996
                                                           -----------------   -----------------
Net investment income....................................     $ 4,459,941         $ 4,354,382
Net realized gain/(loss) on investments sold during the
  year...................................................       1,294,580            (242,657)
Net unrealized appreciation of investments during the
  year...................................................         412,056           2,314,525
                                                              -----------         -----------
Net increase in net assets resulting from operations.....       6,166,577           6,426,250
Distributions to shareholders from net investment
  income.................................................      (4,485,703)         (4,323,851)
Distributions to shareholders in excess of net investment
  income.................................................        (149,068)           --
Net increase in net assets from Fund share transactions
  (Note 4)...............................................         820,897             756,369
                                                              -----------         -----------
Net increase in net assets...............................       2,352,703           2,858,768
NET ASSETS:
Beginning of year........................................      43,494,952          40,636,184
                                                              -----------         -----------
End of year (including distributions in excess of net
  investment income of $(29,390) and $(7,286),
  respectively)..........................................     $45,847,655         $43,494,952
                                                              ===========         ===========

                       See Notes to Financial Statements.
                                        8

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                 YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                                ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                               12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91
                                               --------   --------   --------   --------   --------   --------   --------
Operating performance:
Net asset value, beginning of year...........   $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10     $ 5.65
                                                ------     ------     ------     ------     ------     ------     ------
Net investment income........................     0.78       0.78       0.77       0.82       0.87       0.83       0.84
Net realized and unrealized gain/(loss) on
 investments.................................     0.30       0.36       0.23      (0.89)      0.71       0.46       1.44
                                                ------     ------     ------     ------     ------     ------     ------
Net increase/(decrease) in net assets
 resulting from investment operations........     1.08       1.14       1.00      (0.07)      1.58       1.29       2.28
Change in net asset value from Fund share
 transaction.................................       --         --         --         --      (0.31)        --         --
Distributions:
Dividends from net investment income.........    (0.78)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)     (0.83)
Dividends in excess of net investment
 income......................................    (0.03)        --         --         --         --         --         --
Distributions from net realized capital
 gains.......................................       --         --         --         --         --         --         --
                                                ------     ------     ------     ------     ------     ------     ------
Total from distributions.....................    (0.81)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)     (0.83)
                                                ------     ------     ------     ------     ------     ------     ------
Net asset value, end of year.................   $ 7.96     $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10
                                                ======     ======     ======     ======     ======     ======     ======
Market value, end of year....................   $8.313     $8.125     $7.875     $7.125     $7.875     $7.500     $6.625
                                                ======     ======     ======     ======     ======     ======     ======
Total investment return......................    13.31%     14.38%     22.72%      0.99%     16.55%(3)   25.70%    58.61%
                                                ======     ======     ======     ======     ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)...........  $45,848    $43,495    $40,636    $38,678    $42,901    $30,024    $28,015
Ratio of net investment income to average net
 assets......................................    10.08%     10.46%     10.32%     10.82%     11.17%     11.00%     12.59%
Ratio of operating expenses to average net
 assets......................................     1.06%(2)   1.10%(2)   1.14%(2)   0.95%(2)   1.09%(2)   1.65%(2)   2.46%
Portfolio turnover rate(1)...................    154.5%     172.2%      79.9%      50.6%     114.3%      40.6%      51.2%

                                                 YEAR       YEAR       YEAR
                                                ENDED      ENDED       ENDED
                                               12/31/90   12/31/89   12/31/88*
                                               --------   --------   ---------
Operating performance:
Net asset value, beginning of year...........   $ 7.38     $ 9.41     $ 9.35
                                                ------     ------     ------
Net investment income........................     0.86       1.13       1.16
Net realized and unrealized gain/(loss) on
 investments.................................    (1.72)     (1.96)      0.12
                                                ------     ------     ------
Net increase/(decrease) in net assets
 resulting from investment operations........    (0.86)     (0.83)      1.28
Change in net asset value from Fund share
 transaction.................................       --         --         --
Distributions:
Dividends from net investment income.........    (0.87)     (1.15)     (1.13)
Dividends in excess of net investment
 income......................................       --         --         --
Distributions from net realized capital
 gains.......................................       --      (0.05)     (0.09)
                                                ------     ------     ------
Total from distributions.....................    (0.87)     (1.20)     (1.22)
                                                ------     ------     ------
Net asset value, end of year.................   $ 5.65     $ 7.38     $ 9.41
                                                ======     ======     ======
Market value, end of year....................   $4.750     $7.000     $9.500
                                                ======     ======     ======
Total investment return......................   (20.89)%   (15.18)%    11.67%
                                                ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)...........  $22,283    $29,122      $36,394
Ratio of net investment income to average net
 assets......................................    13.00%     12.78%     12.07%
Ratio of operating expenses to average net
 assets......................................     2.35%      2.28%      2.36%
Portfolio turnover rate(1)...................     34.9%      77.4%     209.6%

---------------

  * Chancellor Trust Company became the Fund's investment adviser effective September 30, 1988. On October 31, 1996 the Fund entered into a new investment advisory agreement with Chancellor LGT Asset Management, Inc. due to the acquisition of Chancellor Capital Management, Inc., the corporate parent of Chancellor Trust Company, by Liechtenstein Global Trust, AG.
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short-term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the years ended December 31, 1997, 1996, 1995,
    1994, 1993, and 1992, respectively.
(3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.

                       See Notes to Financial Statements.
                                        9

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

     CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Chancellor LGT Asset Management, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. Investor Services Group is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

     The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

     Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. Investor Services Group serves as the Fund's shareholder servicing agent (transfer agent).

3.  PURCHASE AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended December 31, 1997, amounted to $87,320,506 and $86,117,745, respectively.

     At December 31, 1997, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax costs amounted to $2,833,878, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $575,320.

     At December 31, 1997, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $373,127, and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $296,798.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                           YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 1997    DECEMBER 31, 1996
                                                       ------------------   ------------------
                                                       SHARES     AMOUNT    SHARES     AMOUNT
                                                       ------     ------    ------     ------
Issued as reinvestment of dividends..................  104,665   $820,897   102,537   $756,369
                                                       -------   --------   -------   --------
Net increase.........................................  104,665   $820,897   102,537   $756,369
                                                       =======   ========   =======   ========

5.  NOTES PAYABLE

     The Fund currently has a $12.5 million ("commitment amount") line of credit provided by BankBoston, N.A. (formerly The First National Bank of Boston) (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At December 31, 1997, the Fund had borrowings of $12,500,000 outstanding under this Agreement. During the year ended December 31, 1997, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.1825% to 7.0625% and average debt per share of $2.19. For the year ended December 31, 1997, interest expense totaled $883,977 under this Agreement.

6.  CAPITAL LOSS CARRYFORWARD

     Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

     At December 31, 1997, the Fund had available for Federal tax purposes unused capital loss carryforwards of $2,716,656, $1,552,171, $330,065, $679,423 and $253,172 expiring in 1999, 2000, 2002, 2003, and 2004, respectively.

7.  CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.  SUBSEQUENT EVENT

     It was announced on January 29, 1998 that Amvescap, PLC, a global-asset management company, had reached an agreement to acquire LGT Asset Management, which controls Chancellor LGT Asset Management, Inc., the Fund's investment adviser.

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of CIM High Yield Securities:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of CIM High Yield Securities, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the ten year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities as of December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended and financial highlights for each of the years in the ten year period then ended, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

New York, New York
February 13, 1998

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan (unaudited)

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by First Data Investor Services Group, Inc. (the "Agent") as agent under the Plan, unless such shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Agent.

     Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the shareholder's account, except in the circumstances described in the paragraph below.

     Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

     The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

     Information concerning the Plan may be obtained by calling First Data Investor Services Group, Inc. at 1-800-331-1710, or by writing the Fund, c/o First Data Investor Services Group, Inc., One Exchange Place, Boston, MA 02109.

SHAREHOLDER VOTING RESULTS

     At the Annual Meeting of Shareholders, held on October 8, 1997, and adjournments thereof, the following matters were voted on and approved:

                                 PROPOSAL NO. 1

     The election of the following Trustees:

                                                FOR       WITHHELD    UNVOTED
                                                ---       --------    -------
John F. Nickoll                              5,052,016*    54,828     626,093

           *Represents 88.12% of the outstanding shares of the Fund.

                                 PROPOSAL NO. 2

     To ratify the selection of KPMG Peat Marwick LLP as the Fund's independent auditors:

                                        FOR      AGAINST  ABSTAINED  UNVOTED
                                        ---      -------  ---------  -------
                                    5,031,158**  25,332    50,354    626,093

           **Represents 87.76% of the outstanding shares of the Fund.

                                 PROPOSAL NO. 3

     To change the fundamental investment restriction regarding securities subject to restrictions to exclude certain Rule 144A securities:

                                  FOR      AGAINST  ABSTAINED  UNVOTED
                                  ---      -------  ---------  -------
                              2,879,053*** 219,358   208,938   2,425,587

              ***Represents 87.05% of shares voted at the meeting.

                                            CIM

--------------------------------------------------------------------------------
                                            HIGH YIELD SECURITIES

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997
This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus,
circular or representation
intended for use in the
purchase or sale of shares
of the Fund or of any securities
mentioned in the report.

CIM 3192 2/98